SUMMARY PROSPECTUS | EXCHANGE TRADED FUND

ETF
GUGGENHEIM RAYMOND JAMES SB-1
NYSE ARCA TICKER SYMBOL	EQUITY ETF
RYJ AS OF 12.30.2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.guggenheimfunds.com/etf. You can also get this information at no cost by calling (800) 345-7999 or by sending an e-mail request to etfinfo@guggenheimfunds.com. The Fund’s prospectus and statement of additional information, each dated December 30, 2011, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the “SB-1 Equity Index” or the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees (comprehensive management fee)	0.75%
Distribution and service (12b-1) fees(1)	—%
Other expenses	0.00%
Total annual Fund operating expenses	0.75%

1. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fee will be paid for at least 12 months from the date of this Prospectus.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$77	$294	$528	$1,202

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s fees and expenses, the performance of the SB-1 Equity Index (Index Ticker: RJSBITR). The SB-1 Equity Index is composed of all equity securities rated Strong Buy 1 (“SB-1”) by Raymond James & Associates, Inc. (“Raymond James & Associates”), an affiliate of Raymond James Research Services, LLC (“Raymond James” or the “Index Provider”), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts (“ADRs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). The depositary receipts included in the Index may be sponsored or unsponsored. The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates. The Index generally consists of between 100 and 200 securities and, as of November 30, 2011, the market capitalization range of Index constituents was $36 million to $205 billion. Under normal conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although generally limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. Finally, to the extent the Fund invests in foreign securities other than ADRs, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of larger, more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Concentration Risk. At any given time, the Fund may invest a substantial portion of its assets in the securities of issuers in any single sector of the economy and may invest up to 25% of its total assets in securities of issuers in one particular industry, and may invest more than 25% of its total assets in securities of issuers in one particular industry in the event that the composition of the issuers of securities rated SB-1 on a rebalancing day results in such an industry concentration in the Index. If the Fund’s investments are focused in a specific industry or sector, the Fund will be subject to more risks, including those risks associated with investment in such industry or sector, than if it were broadly diversified over numerous industries and sectors of the economy.

REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Risks Relating To Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

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There are currently four rating categories used by Raymond James & Associates analysts, with SB-1 being the highest rating. There is no assurance that Raymond James & Associates will continue to use a rating system substantially similar to that currently used by it, or that its highest rating of equity securities will continue to be referenced as ”Strong Buy 1.”

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There are no assurances that Raymond James & Associates will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James & Associates may decrease (i) the number of equity analysts that it employs; (ii) the number of covered industries, or (iii) the number of covered issuers within an industry.

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In the event that an analyst leaves Raymond James & Associates, all securities covered by that analyst are placed “under review.” Any such securities included in the Index would be removed during the next rebalancing period, despite the fact that expectations regarding such security’s performance may be unchanged. Following such review, another Raymond James & Associates analyst could subsequently rate such security SB-1; in which event such security would be included in the Index during the next rebalancing period, which would increase portfolio turnover.

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Raymond James & Associates may have published, and in the future may publish, research reports on one or more of the issuers of equity securities rated SB- 1. This research is modified from time to time without notice and may express opinions or provide recommendations that are inconsistent with purchasing or holding such equity securities, notwithstanding the maintenance by Raymond James & Associates of an SB-1 rating on such securities.

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Activities by Raymond James & Associates in other areas of its business, such as underwriting and advisory engagements, may prevent the equity analysts from publishing or updating research on the companies that are the subject of such engagements. Management, legal or compliance personnel of Raymond James & Associates may determine to suspend or restrict research coverage on certain companies from time to time or at any time. The Fund would continue to hold securities that are and continue to be rated SB-1 during the period of such research restrictions, notwithstanding that such securities could be downgraded upon the termination of such restrictions and the publication of current research reports.

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Federal and state securities laws and rules and regulations of the SEC and of other regulatory agencies may prevent an analyst from timely communicating to investors a change in sentiment pertaining to a covered security.

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies’ securities. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Computer/Technology Sector Risk. Competitive pressures may have a significant effect on the financial condition of companies in the computer/technology sector. Also, many of the products and services offered by computer and technology companies are subject to the risks of short product cycles and rapid obsolescence. Companies in the computer/technology sector also may be subject to competition from new market entrants. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Other risks include those related to regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of the Index, and therefore the Fund’s investments, every two weeks. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary twice per calendar month, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

On September 3, 2008, the Fund acquired the assets and adopted the financial and performance history of the Claymore/Raymond James SB-1 Equity Fund (the “Predecessor Fund”). Therefore, the returns provided below also include those of the Predecessor Fund. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor Fund. The performance information provided for the Fund for the period prior to September 3, 2008, is based upon the NAV performance history (not market price) of the Predecessor Fund and reflects the operating expenses of the Predecessor Fund.

The Predecessor Fund commenced operations on May 19, 2006. The Fund’s year-to-date total return was -15.92% as of September 30, 2011.

During the periods shown in the chart, the Fund’s highest and lowest calendar quarter returns were 25.61% and -29.22%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

		Since
		inception
Average Annual Total Returns for the Periods Ended December 31, 2010	1 year	5/19/06
Returns Before Taxes	27.62%	4.27%
Returns After Taxes on Distribution	27.62%	3.51%
Returns After Taxes on Distributions and Sale of Fund Shares	17.95%	3.20%
Raymond James SB-1 Equity Index (reflects no deduction for fees, expenses or taxes)	28.46%	5.43%
S&P 400 MidCap Index (reflects no deduction for fees, expenses or taxes)	26.64%	5.40%

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Portfolio Managers. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund’s portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund’s portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ETF-SUMPRO-RYJ